Exhibit 99.2

Assurant, Inc. (AIZ)

Financial Supplement as of March 31, 2008

ASSURANT, INC. AND SUBSIDIARIES

FINANCIAL SUPPLEMENT

(UNAUDITED)

AS OF MARCH 31, 2008

INDEX TO SUPPLEMENT

Page:
REGULATION G – NON GAAP FINANCIAL MEASURES	1

SUMMARY FINANCIAL HIGHLIGHTS	2

SEGMENTED CONDENSED BALANCE SHEETS	4

RECONCILIATION OF NET OPERATING INCOME TO NET INCOME	5

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS	6

CONDENSED SEGMENT STATEMENTS OF OPERATIONS	7

INVESTMENTS	15

INVESTMENT RESULTS BY ASSET CATEGORY & ANNUALIZED YIELDS	16

SUMMARY OF NET OPERATING INCOME DISCLOSED ITEMS	17

About Assurant:

Assurant is a premier provider of specialized insurance products and related services in North America and selected other international markets. The four key businesses – Assurant Solutions; Assurant Specialty Property; Assurant Health; and Assurant Employee Benefits – have partnered with clients who are leaders in their industries and have built leadership positions in a number of specialty insurance market segments in the U.S. and selected international markets. The Assurant business units provide debt protection administration; credit-related insurance; warranties and service contracts; pre-funded funeral insurance; creditor-placed homeowners insurance; manufactured housing homeowners insurance; individual health and small employer group health insurance; group dental insurance; group disability insurance; and group life insurance.

Assurant, a Fortune 500 company and a member of the S & P 500, is traded on the New York Stock Exchange under the symbol AIZ. Assurant has more than $26 billion in assets and $8 billion in annual revenue. Assurant has more than 13,000 employees worldwide and is headquartered in New York’s financial district. www.assurant.com.

Safe Harbor Statement:

Some of the statements included in this statistical supplement, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements that involve a number of risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For a discussion of the factors that could affect our actual results please refer to the risk factors identified from time to time in our SEC reports, including, but not limited to our 10-K, as filed with the SEC.

Regulation G – Non GAAP Financial Measures

Assurant uses the following non-GAAP financial measures to analyze the Company’s operating performance for the periods presented in this financial supplement. Because Assurant’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Assurant’s non-GAAP financial measures to those of other companies.

(1) Assurant uses net operating income as an important measure of the Company’s operating performance. Net operating income equals net income, excluding net realized gains (losses) on investments and unusual and/or infrequent items. The Company believes net operating income provides investors a valuable measure of the performance of the Company’s ongoing business, because it excludes both the effect of net realized gains (losses) on investments that tend to be highly variable from period to period, and those events that are unusual and/or unlikely to recur.

Assurant, Inc. and Subsidiaries

Summary Financial Highlights

(Unaudited)

	For the Three Months Ended March 31,		For the Year Ended December 31,
($ in thousands, except number of shares and per share amounts)	2008	2007	2007	2006
Net operating income (1)	$214,873	$175,836	$694,188	$602,678
Net realized (losses) gains on investments	(28,043)	3,621	(40,442)	72,712
Assurant Solutions legal settlement	—	—	—	40,481

Net income before cumulative effect of change in accounting principle	186,830	179,457	653,746	715,871
Cumulative effect of change in accounting principle	—	—	—	1,547

Net income	$186,830	$179,457	$653,746	$717,418

Total revenues	$2,177,325	$2,057,263	$8,453,515	$8,070,584

PER SHARE AND SHARE DATA:
Basic earnings per common share
Net operating income	$1.82	$1.44	$5.80	$4.75
Net income before cumulative effect of change in accounting principle	$1.58	$1.47	$5.46	$5.65
Net income	$1.58	$1.47	$5.46	$5.66
Weighted average common shares outstanding—basic	117,883,761	122,149,873	119,737,556	126,846,990

Diluted earnings per common share
Net operating income	$1.80	$1.42	$5.72	$4.68
Net income before cumulative effect of change in accounting principle	$1.57	$1.45	$5.38	$5.56
Net income	$1.57	$1.45	$5.38	$5.57
Weighted average common shares outstanding—diluted	119,280,980	124,111,534	121,436,693	128,812,813

Assurant, Inc. and Subsidiaries

Summary Financial Highlights (continued)

(Unaudited)

($ in thousands, except shares and per share amounts)	As of March 31, 2008	As of December 31, 2007
Total assets	$26,446,415	$26,750,316
Total stockholders’ equity	$4,207,215	$4,088,903
Total stockholders’ equity (excluding AOCI)	$4,212,712	$4,034,992

Basic book value per share	$35.68	$34.71
Basic book value per share (excluding AOCI)	$35.72	$34.25
Shares outstanding for basic book value per share calculation	117,922,870	117,808,007

Diluted book value per share	$35.28	$34.19
Diluted book value per share (excluding AOCI)	$35.33	$33.73
Shares outstanding for diluted book value per share calculation	119,254,116	119,609,423

Debt to total capital ratio (excluding AOCI)	18.9%	19.7%

Assurant, Inc. and Subsidiaries

Segmented Condensed Balance Sheets

(Unaudited)

	At March 31, 2008
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$7,660,512	$2,604,301	$1,062,616	$2,568,164	$782,972	$14,678,565
Reinsurance recoverables	669,527	263,097	5,117	16,218	2,941,580	3,895,539
Deferred acquisition costs	2,662,118	173,567	29,537	30,276	—	2,895,498
Goodwill	—	—	—	—	829,039	829,039
Assets held in separate accounts	242,396	—	—	—	2,477,901	2,720,297
Other assets	713,358	255,106	120,767	162,020	176,226	1,427,477

Total assets	$11,947,911	$3,296,071	$1,218,037	$2,776,678	$7,207,718	$26,446,415

Liabilities
Policyholder benefits and claims payable	$4,661,540	$320,947	$474,690	$1,831,428	$3,186,371	$10,474,976
Unearned premiums	4,180,542	1,043,460	129,596	15,161	43,264	5,412,023
Debt	—	—	—	—	971,886	971,886
Mandatorily redeemable preferred stock	—	—	—	—	11,160	11,160
Liabilities related to separate accounts	242,396	—	—	—	2,477,901	2,720,297
Accounts payable and other liabilities	1,208,473	689,598	170,447	314,335	266,005	2,648,858

Total liabilities	10,292,951	2,054,005	774,733	2,160,924	6,956,587	22,239,200
Stockholders’ equity
Equity, excluding accumulated other comprehensive loss	1,654,960	1,242,066	443,304	615,754	256,628	4,212,712
Accumulated other comprehensive loss	—	—	—	—	(5,497)	(5,497)

Total stockholders’ equity	1,654,960	1,242,066	443,304	615,754	251,131	4,207,215

Total liabilities and stockholders’ equity	$11,947,911	$3,296,071	$1,218,037	$2,776,678	$7,207,718	$26,446,415

	At December 31, 2007
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$7,691,655	$2,237,372	$1,113,771	$2,564,741	$944,576	$14,552,115
Reinsurance recoverables	687,441	277,395	5,036	17,584	2,916,892	3,904,348
Deferred acquisition costs	2,658,207	178,398	34,175	24,565	—	2,895,345
Goodwill	—	—	—	—	832,656	832,656
Assets held in separate accounts	255,341	—	—	—	2,887,947	3,143,288
Other assets	644,132	263,249	83,609	200,808	230,766	1,422,564

Total assets	$11,936,776	$2,956,414	$1,236,591	$2,807,698	$7,812,837	$26,750,316

Liabilities
Policyholder benefits and claims payable	$4,676,416	$314,062	$500,126	$1,842,861	$3,159,115	$10,492,580
Unearned premiums	4,171,003	1,052,326	128,756	14,259	44,365	5,410,709
Debt	—	—	—	—	971,863	971,863
Mandatorily redeemable preferred stock	—	—	—	—	21,160	21,160
Liabilities related to separate accounts	255,341	—	—	—	2,887,947	3,143,288
Accounts payable and other liabilities	1,238,933	431,952	196,812	345,220	408,896	2,621,813

Total liabilities	10,341,693	1,798,340	825,694	2,202,340	7,493,346	22,661,413
Stockholders’ equity
Equity, excluding accumulated other comprehensive income	1,595,083	1,158,074	410,897	605,358	265,580	4,034,992
Accumulated other comprehensive income	—	—	—	—	53,911	53,911

Total stockholders’ equity	1,595,083	1,158,074	410,897	605,358	319,491	4,088,903

Total liabilities and stockholders’ equity	$11,936,776	$2,956,414	$1,236,591	$2,807,698	$7,812,837	$26,750,316

(1)	The Corporate and Other segment includes Accumulated Other Comprehensive Income (Loss), Reinsurance Recoverables related to the disposal of FFG and LTC businesses, goodwill, separate accounts related to the disposal of FFG business and all of Assurant, Inc.’s debt.

Assurant, Inc. and Subsidiaries

Reconciliation of Net Operating Income to Net Income

(Unaudited)

	For the Three Months Ended					For the Year Ended
($ in thousands, net of tax)	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2007	December 31, 2006
Assurant Solutions	$47,557	$32,265	$37,377	$30,210	$44,069	$143,921	$158,412
Assurant Specialty Property	124,744	99,917	114,682	90,207	74,434	379,240	241,121
Assurant Health	37,263	38,016	39,365	33,838	40,524	151,743	167,919
Assurant Employee Benefits	16,332	16,197	20,392	21,475	28,957	87,021	83,603
Corporate and other	(5,882)	(27,436)	(11,583)	(2,862)	(7,632)	(49,513)	(32,812)
Amortization of deferred gains on disposal of businesses	4,796	5,360	5,394	5,360	5,427	21,541	24,244
Interest expense	(9,937)	(9,943)	(9,937)	(9,942)	(9,943)	(39,765)	(39,809)

Net operating income	214,873	154,376	195,690	168,286	175,836	694,188	602,678

Adjustments:
Net realized (losses) gains on investments	(28,043)	(33,558)	(8,499)	(2,006)	3,621	(40,442)	72,712
Assurant Solutions legal settlement	—	—	—	—	—	—	40,481

Net income before cumulative effect of change in accounting principle	186,830	120,818	187,191	166,280	179,457	653,746	715,871
Cumulative effect of change in accounting principle	—	—	—	—	—	—	1,547

Net income	$186,830	$120,818	$187,191	$166,280	$179,457	$653,746	$717,418

Assurant, Inc. and Subsidiaries

Consolidated Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
($ in thousands, except closing stock price)	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2007	December 31, 2006
Revenues:
Net earned premiums and other considerations	$1,941,417	$1,956,146	$1,893,388	$1,798,687	$1,759,509	$7,407,730	$6,843,775
Net investment income	197,774	197,826	194,049	190,302	216,896	799,073	736,686
Net realized (losses) gains on investments	(43,143)	(51,628)	(13,076)	(3,086)	5,570	(62,220)	111,865
Amortization of deferred gains on disposal of businesses	7,379	8,246	8,298	8,246	8,349	33,139	37,300
Fees and other income*	73,898	72,743	65,533	70,578	66,939	275,793	340,958

	2,177,325	2,183,333	2,148,192	2,064,727	2,057,263	8,453,515	8,070,584

Benefits, losses and expenses:
Policyholder benefits	935,083	985,591	935,545	902,053	889,522	3,712,711	3,535,521
Selling, underwriting, general and administrative expenses	941,026	985,542	913,214	894,904	874,926	3,668,586	3,378,078
Interest expense	15,288	15,297	15,288	15,296	15,297	61,178	61,243

	1,891,397	1,986,430	1,864,047	1,812,253	1,779,745	7,442,475	6,974,842

Income before provision for income taxes and cumulative effect of change in accounting principle	285,928	196,903	284,145	252,474	277,518	1,011,040	1,095,742
Provision for income taxes	99,098	76,085	96,954	86,194	98,061	357,294	379,871

Net income before cumulative effect of change in accounting principle	186,830	120,818	187,191	166,280	179,457	653,746	715,871
Cumulative effect of change in accounting principle	—	—	—	—	—	—	1,547

Net income	$186,830	$120,818	$187,191	$166,280	$179,457	$653,746	$717,418

Share repurchase program:
Shares repurchased	—	—	2,283,100	1,984,400	1,421,833	5,689,333	8,464,216
Average repurchase price per share	$—	$—	$52.07	$58.56	$54.48	$54.94	$49.88
Repurchase price	$—	$—	$118,887	$116,216	$77,460	$312,563	$422,184

AIZ Closing stock price (NYSE)	$60.86	$66.90	$53.50	$58.92	$53.63	$66.90	$55.25

Investment yield (1)	5.61%	5.70%	5.73%	5.69%	5.66%	5.69%	5.67%

Investment income from real estate joint venture partnerships	$—	$127	$534	$2,972	$33,540	$37,173	$18,578

(1)	Investment yield excludes investment income from real estate joint venture partnerships shown above.
*	The year ended December 31, 2006 includes $62,278 related to a legal settlement in Assurant Solutions. See page 7.

Assurant Solutions

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
($ in thousands)	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2007	December 31, 2006
Revenues:
Net earned premiums and other considerations	$683,493	$678,844	$649,915	$618,675	$583,011	$2,530,445	$2,371,605
Net investment income	106,730	108,899	105,631	100,784	112,017	427,331	392,510
Fees and other income*	44,281	43,580	36,623	40,957	38,051	159,211	159,473

	834,504	831,323	792,169	760,416	733,079	3,116,987	2,923,588

Benefits, losses and expenses:
Policyholder benefits	286,680	287,232	284,755	258,527	243,344	1,073,858	998,770
Selling, underwriting, general and administrative expenses	475,533	496,414	451,510	455,140	427,645	1,830,709	1,689,776

	762,213	783,646	736,265	713,667	670,989	2,904,567	2,688,546

Income before provision for income taxes	72,291	47,677	55,904	46,749	62,090	212,420	235,042
Provision for income taxes*	24,734	15,412	18,527	16,539	18,021	68,499	76,630

Net operating income*	$47,557	$32,265	$37,377	$30,210	$44,069	$143,921	$158,412

Net earned premiums and other considerations:
Domestic:
Credit	$73,253	$70,563	$75,638	$76,109	$80,921	$303,231	$368,712
Service contracts	319,515	322,092	292,762	280,274	261,863	1,156,991	1,040,770
Other	15,434	16,007	14,496	15,517	16,689	62,709	81,283

Total Domestic	408,202	408,662	382,896	371,900	359,473	1,522,931	1,490,765

International:
Credit	98,264	88,988	98,431	92,413	96,877	376,709	394,482
Service contracts	77,667	79,982	64,561	62,543	42,717	249,803	99,494
Other	9,598	11,598	8,307	10,260	8,979	39,144	66,729

Total International	185,529	180,568	171,299	165,216	148,573	665,656	560,705

Preneed:
Domestic and international	80,654	79,446	85,050	70,358	63,288	298,142	263,018
Domestic independent runoff	9,108	10,168	10,670	11,201	11,677	43,716	57,117

Total Preneed	89,762	89,614	95,720	81,559	74,965	341,858	320,135

Total	$683,493	$678,844	$649,915	$618,675	$583,011	$2,530,445	$2,371,605

Fee income:
Domestic:
Debt protection	$7,915	$7,459	$7,415	$7,469	$8,750	$31,093	$54,053
Service contracts	18,370	19,963	16,679	17,190	16,877	70,709	66,427
Other	5,735	7,021	6,320	5,205	6,493	25,039	17,794

Total Domestic	32,020	34,443	30,414	29,864	32,120	126,841	138,274

International	9,740	8,113	5,179	4,384	4,492	22,168	16,943
Preneed	2,521	1,025	1,030	6,709	1,439	10,203	4,256

Total	$44,281	$43,581	$36,623	$40,957	$38,051	$159,212	$159,473

*	For supplemental purposes, segment net operating income for the year ended December 31, 2006 excludes $62,278 of fees and other income and related tax expense of $21,797 resulting from a third-party legal settlement. These amounts are included in the Consolidated Statements of Operations for the year ended December 31, 2006 in this disclosure (see Page 6). In compliance with GAAP and SEC reporting requirements, the impact of this legal settlement is included in the Assurant Solutions segment statements of operations in Assurant, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 filed with the SEC.

Assurant Solutions (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
($ in thousands)	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2007	December 31, 2006
Gross written premiums:
Domestic:
Credit	$152,341	$159,259	$168,135	$167,738	$161,843	$656,975	$714,791
Service contracts	393,811	491,036	434,465	448,143	454,404	1,828,048	1,600,588
Other	16,758	19,773	22,353	22,014	20,865	85,005	108,569

Total Domestic	562,910	670,068	624,953	637,895	637,112	2,570,028	2,423,948

International:
Credit	219,212	221,181	219,945	201,353	191,415	833,894	680,097
Service contracts	101,002	137,385	118,754	86,948	79,582	422,669	341,886
Other	11,348	11,059	11,176	13,933	10,422	46,590	44,655

Total International	331,562	369,625	349,875	302,234	281,419	1,303,153	1,066,638

Total	$894,472	$1,039,693	$974,828	$940,129	$918,531	$3,873,181	$3,490,586

Preneed (face sales)	$104,424	$100,031	$107,341	$102,360	$86,058	$395,790	$433,510

Combined ratios (a):
Domestic	96.5%	101.9%	100.9%	100.8%	100.9%	101.1%	99.4%
International	102.3%	106.1%	102.3%	109.7%	102.1%	105.1%	99.2%

Preneed yield (1)	6.13%	6.30%	6.50%	6.27%	6.29%	6.32%	6.42%
Preneed average invested assets	$3,963,127	$3,986,933	$3,832,047	$3,650,784	$3,600,420	$3,767,556	$3,509,475

Investment yield (1)	5.72%	5.83%	5.84%	5.83%	5.80%	5.80%	5.84%

Investment income from real estate joint venture partnerships	$—	$44	$187	$1,045	$14,448	$15,724	$4,235

(a)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income excluding the preneed business.
(1)	Investment yield excludes investment income from real estate joint venture partnerships shown above.

Assurant Specialty Property

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
($ in thousands)	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2007	December 31, 2006
Revenues:
Net earned premiums and other considerations	$481,427	$476,400	$445,211	$393,614	$367,041	$1,682,266	$1,208,311
Net investment income	29,375	28,812	25,862	23,667	21,869	100,210	74,501
Fees and other income	13,593	13,943	12,063	12,654	12,596	51,256	49,424

	524,395	519,155	483,136	429,935	401,506	1,833,732	1,332,236

Benefits, losses and expenses:
Policyholder benefits	144,813	171,866	129,354	130,866	116,787	548,873	408,721
Selling, underwriting, general and administrative expenses	188,842	194,129	177,738	159,292	170,799	701,958	553,452

	333,655	365,995	307,092	290,158	287,586	1,250,831	962,173

Income before provision for income taxes	190,740	153,160	176,044	139,777	113,920	582,901	370,063
Provision for income taxes	65,996	53,243	61,362	49,570	39,486	203,661	128,942

Net operating income	$124,744	$99,917	$114,682	$90,207	$74,434	$379,240	$241,121

Net earned premiums for selected product groupings:
Homeowners (Creditor Placed & Voluntary)	$342,335	$342,931	$317,607	$276,663	$250,889	$1,188,090	$753,169
Manufactured Housing (Creditor Placed & Voluntary)	57,061	53,850	54,132	50,452	50,670	209,104	214,461
Other	82,031	79,619	73,472	66,499	65,482	285,072	240,681

Total	$481,427	$476,400	$445,211	$393,614	$367,041	$1,682,266	$1,208,311

Gross written premiums for selected product groupings:
Homeowners (Creditor Placed & Voluntary)	$419,501	$462,730	$420,184	$380,099	$319,053	$1,582,066	$1,034,148
Manufactured Housing (Creditor Placed & Voluntary)	70,131	79,193	77,885	77,042	67,785	301,905	306,582
Other	125,316	146,182	156,235	150,435	112,322	565,174	481,472

Total	$614,948	$688,105	$654,304	$607,576	$499,160	$2,449,145	$1,822,202

Ratios:
Loss ratio (a)	30.1%	36.1%	29.1%	33.2%	31.8%	32.6%	33.8%
Expense ratio (b)	38.1%	39.6%	38.9%	39.2%	45.0%	40.5%	44.0%
Combined ratio (c)	67.4%	74.6%	67.2%	71.4%	75.8%	72.2%	76.5%

Investment yield (1)	5.11%	5.58%	5.46%	5.28%	5.51%	5.57%	5.73%

Investment income from real estate joint venture partnerships	$—	$13	$53	$297	$159	$522	$—

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Investment yield excludes investment income from real estate joint venture partnerships shown above.

Assurant Health

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
($ in thousands)	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2007	December 31, 2006
Revenues:
Net earned premiums and other considerations	$496,060	$509,327	$514,233	$513,936	$512,784	$2,050,280	$2,083,957
Net investment income	15,648	15,321	15,753	16,290	19,270	66,634	75,215
Fees and other income	9,406	9,762	10,688	10,445	9,688	40,583	41,560

	521,114	534,410	540,674	540,671	541,742	2,157,497	2,200,732

Benefits, losses and expenses:
Policyholder benefits	306,565	321,851	326,479	329,327	317,784	1,295,441	1,300,817
Selling, underwriting, general and administrative expenses	157,181	152,922	153,928	159,088	161,410	627,348	641,328

	463,746	474,773	480,407	488,415	479,194	1,922,789	1,942,145

Income before provision for income taxes	57,368	59,637	60,267	52,256	62,548	234,708	258,587
Provision for income taxes	20,105	21,621	20,902	18,418	22,024	82,965	90,668

Net operating income	$37,263	$38,016	$39,365	$33,838	$40,524	$151,743	$167,919

Net earned premiums and other considerations:
Individual:
Individual medical	$319,756	$324,727	$323,490	$320,442	$314,662	$1,283,321	$1,213,677
Short-term medical	23,539	24,441	26,336	23,499	22,561	96,837	101,454

Subtotal	343,295	349,168	349,826	343,941	337,223	1,380,158	1,315,131
Small employer group	152,765	160,159	164,407	169,995	175,561	670,122	768,826

Total	$496,060	$509,327	$514,233	$513,936	$512,784	$2,050,280	$2,083,957

Assurant Health (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
($ in thousands)	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2007	December 31, 2006
Sales (annualized issued premiums):
Individual:
Individual medical	$79,976	$67,680	$85,089	$100,468	$99,614	$352,851	$331,233
Short-term medical	32,972	30,219	35,285	33,606	31,939	131,049	132,545

Subtotal	112,948	97,899	120,374	134,074	131,553	483,900	463,778
Small employer group	26,161	27,345	27,414	28,307	29,520	112,586	129,088

Total	$139,109	$125,244	$147,788	$162,381	$161,073	$596,486	$592,866

Membership by product line:
Individual:
Individual medical	599	619	638	650	641	619	641
Short-term medical	87	87	101	99	85	87	87

Subtotal	686	706	739	749	726	706	728
Small employer group	152	165	171	181	191	165	207

Total	838	871	910	930	917	871	935

Ratios:
Loss ratio (a)	61.8%	63.2%	63.5%	64.1%	62.0%	63.2%	62.4%
Expense ratio (b)	31.1%	29.5%	29.3%	30.3%	30.9%	30.0%	30.2%
Combined ratio (c)	91.7%	91.5%	91.5%	93.1%	91.7%	92.0%	91.4%
Investment yield (1)	6.12%	5.79%	5.93%	5.84%	5.70%	5.81%	5.91%
Investment income from real estate joint venture partnerships	$—	$25	$107	$590	$3,535	$4,257	$8,141

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Investment yield excludes investment income from real estate joint venture partnerships shown above.

Assurant Employee Benefits

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
($ in thousands)	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2007	December 31, 2006
Revenues:
Net earned premiums and other considerations	$280,437	$291,575	$284,029	$272,462	$296,673	$1,144,739	$1,179,902
Net investment income	38,369	37,614	38,046	39,408	51,887	166,955	158,525
Fees and other income	6,555	5,301	6,040	6,379	6,277	23,997	27,541

	325,361	334,490	328,115	318,249	354,837	1,335,691	1,365,968

Benefits, losses and expenses:
Policyholder benefits	197,025	200,673	194,957	183,333	211,607	790,570	827,208
Selling, underwriting, general and administrative expenses	103,277	108,847	101,978	102,090	98,953	411,868	410,446

	300,302	309,520	296,935	285,423	310,560	1,202,438	1,237,654

Income before provision for income taxes	25,059	24,970	31,180	32,826	44,277	133,253	128,314
Provision for income taxes	8,727	8,773	10,788	11,351	15,320	46,232	44,711

Net operating income	$16,332	$16,197	$20,392	$21,475	$28,957	$87,021	$83,603

Net earned premiums and other considerations by:
Major product grouping:
Group dental	$106,073	$104,938	$103,770	$102,567	$101,535	$412,810	$428,218
Group disability single premiums for closed blocks	5,500	14,326	12,283	—	22,847	49,456	46,313
All other group disability	116,300	118,858	114,904	115,539	118,189	467,490	480,924
Group life	52,564	53,453	53,072	54,356	54,102	214,983	224,447

Total	$280,437	$291,575	$284,029	$272,462	$296,673	$1,144,739	$1,179,902

Assurant Employee Benefits (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
($ in thousands)	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2007	December 31, 2006
Sales:
Group dental	$45,625	$16,969	$26,780	$19,747	$42,212	$105,708	$77,619
Group disability	18,909	10,984	12,314	14,121	20,394	57,813	47,143
Group life	9,836	6,069	6,210	7,051	11,875	31,205	24,838

Total	$74,370	$34,022	$45,304	$40,919	$74,481	$194,726	$149,600

Ratios:
Loss ratio (a)	70.3%	68.8%	68.6%	67.3%	71.3%	69.1%	70.1%
Expense ratio (b)	36.0%	36.7%	35.2%	36.6%	32.7%	35.2%	34.0%
Investment yield (1)	6.29%	6.16%	6.19%	6.21%	6.09%	6.17%	6.31%
Investment income from real estate joint venture partnerships	$—	$45	$187	$1,040	$14,164	$15,436	$1,345

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Investment yield excludes investment income from real estate joint venture partnerships shown above.

Assurant Corporate and Other

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
($ in thousands)	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2007	December 31, 2006
Revenues:
Net earned premiums and other considerations	$—	$—	$—	$—	$—	$—	$—
Net investment income	7,652	7,180	8,757	10,153	11,853	37,943	35,935
Net realized (losses) gains on investments	(43,143)	(51,628)	(13,076)	(3,086)	5,570	(62,220)	111,865
Amortization of deferred gains on disposal of businesses	7,379	8,246	8,298	8,246	8,349	33,139	37,300
Fees and other income	63	157	119	143	327	746	682

	(28,049)	(36,045)	4,098	15,456	26,099	9,608	185,782

Benefits, losses and expenses:
Policyholder benefits	—	3,969	—	—	—	3,969	5
Selling, underwriting, general and administrative expenses	16,193	33,230	28,060	19,294	16,119	96,703	83,076
Interest expense	15,288	15,297	15,288	15,296	15,297	61,178	61,243

	31,481	52,496	43,348	34,590	31,416	161,850	144,324

(Loss) income before provision for income taxes and cumulative effect of change in accounting principle	(59,530)	(88,541)	(39,250)	(19,134)	(5,317)	(152,242)	41,458
(Benefit) provision for income taxes	(20,464)	(22,964)	(14,625)	(9,684)	3,210	(44,063)	17,123

Net operating (loss) income before cumulative effect of change in accounting principle	(39,066)	(65,577)	(24,625)	(9,450)	(8,527)	(108,179)	24,335
Cumulative effect of change in accounting principle, after-tax	—	—	—	—	—	—	1,547

Net operating (loss) income	$(39,066)	$(65,577)	$(24,625)	$(9,450)	$(8,527)	$(108,179)	$25,882

Real estate investment income		$—	$—	$—	$1,234	$1,234	$4,857
Corporate and Other Reconciliation
Assurant Corporate and Other Segment Net Operating Income Adjustments, net of tax:	$(39,066)	$(65,577)	$(24,625)	$(9,450)	$(8,527)	$(108,179)	$25,882
Amortization of deferred gains on disposal of businesses	(4,796)	(5,360)	(5,394)	(5,360)	(5,427)	(21,541)	(24,244)
Interest expense	9,937	9,943	9,937	9,942	9,943	39,765	39,809
Net realized losses (gains) on investments	28,043	33,558	8,499	2,006	(3,621)	40,442	(72,712)
Cumulative effect of change in accounting principle	—	—	—	—	—	—	(1,547)

Corporate and other per Reconciliation of Net Operating Income to Net Income (page 5)	$(5,882)	$(27,436)	$(11,583)	$(2,862)	$(7,632)	$(49,513)	$(32,812)

Assurant, Inc. and Subsidiaries

Investments

(Unaudited)

($ in thousands)	As of March 31, 2008		As of December 31, 2007
Investments by Type
Fixed maturity securities: available for sale, at fair value	$9,692,529		$10,126,415
Equity securities: available for sale, at fair value
Preferred stocks	705,722		613,525
Common stocks	22,751		22,476
Commercial mortgage loans on real estate, at amortized cost	1,470,477		1,433,626
Policy loans	56,978		57,107
Cash and short-term investments	1,672,899		1,215,842
Collateral held under securities lending	521,347		541,650
Other investments	535,862		541,474

Total	$14,678,565		$14,552,115

Fixed Maturity Securities by Credit Quality (Fair Value)
Aaa / Aa / A	$6,543,110	68%	$6,917,249	69%
Baa	2,523,805	26%	2,570,640	25%
Ba	488,032	5%	492,822	5%
B and lower	137,582	1%	145,704	1%

Total	$9,692,529	100%	$10,126,415	100%

Fixed Maturity Securities by Issuer Type (Fair Value)
U.S government and government agencies and authorities	$179,495	2%	$297,278	3%
State, municipalities and political subdivisions	797,849	8%	646,549	6%
Foreign government	614,323	7%	704,246	7%
Public utilities	1,168,046	12%	1,173,747	12%
Mortgage-backed securities	980,919	10%	1,020,614	10%
All other corporate bonds	5,951,897	61%	6,283,981	62%

Total	$9,692,529	100%	$10,126,415	100%

Assurant, Inc. and Subsidiaries

Investment Results by Asset Category and Annualized Yields

(Unaudited)

	For the Three Months Ended March 31, 2008			For the Three Months Ended March 31, 2007			For the Year Ended December 31, 2007				For the Year Ended December 31, 2006
($ in thousands)	Yield	Investment Income	Net realized gain (loss)	Yield	Investment Income	Net realized gain (loss)	Yield	Investment Income	Net realized gain (loss)	Yield	Investment Income	Net realized gain (loss)
Fixed maturity securities: available for sale, at fair value	6.01%	$147,992	$(34,353)	5.92%	$134,255	$3,476	5.96%	$564,369	$(45,587)	5.84%	$517,744	$(147)
Equity securities: available for sale, at fair value	6.25%	11,613	(8,397)	6.56%	12,140	(348)	6.46%	47,264	(27,248)	6.65%	49,779	(3,742)
Commercial mortgage loans on real estate, at amortized cost	6.55%	23,763	—	6.76%	21,559	—	6.79%	91,702	(532)	7.23%	90,000	15,177
Policy loans	6.11%	872	—	5.96%	873	—	6.84%	3,967	—	6.17%	3,669	—
Cash and short-term investments	3.58%	12,931	4	4.77%	14,863	17	4.69%	57,353	94	3.99%	42,411	163
Other investments*	5.23%	7,038	(397)	27.99%	39,517	2,425	10.85%	59,998	11,053	10.53%	57,836	100,414

Total		204,209	$(43,143)		223,207	$5,570		824,653	$(62,220)		761,439	$111,865

Investment expenses		(6,435)			(6,311)			(25,580)			(24,753)

Net investment income		$197,774			$216,896			$799,073			$736,686

Gross realized gains			$28,399			$10,455			$41,863			$153,607
Gross realized losses			(28,133)			(4,885)			(55,899)			(40,932)
Other-than-temporary impairments on available for sale securities			(43,409)			—			(48,184)			(810)

Net realized (losses) gains			$(43,143)			$5,570			$(62,220)			$111,865

*	Investment income from other investments includes real estate investment income

Assurant, Inc. and Subsidiaries

Summary of Net Operating Income Disclosed Items—(Note 1)

Income / (Expense) Items

(unaudited)

			For the Three Months Ended
			March 31, 2008		December 31, 2007		September 30, 2007		June 30, 2007		March 31, 2007
($ in millions, after-tax)			$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS
Assurant Solutions:
Fees from sale of US pre-need independent franchise	(a	)	$—	$—	$—	$—	$—	—	$3.5	0.03	$—	—
Loss from repriced/discontinued international product	(b	)(c)	$—	$—	$—	$—	$(2.2)	(0.02)	$(4.4)	(0.04)	$—	—
Reconciliation of client commissions project	(c	)	$—	$—	$3.8	$0.03	$0.6	0.01	$4.5	0.04	$—	—
Client related settlements	(c	)(a)	$11.7	$0.10	$(3.4)	$(0.03)	$—	—	$—	—	$—	—
Assurant Specialty Property:
Reconciliation of client commissions project	(c	)	$—	$—	$5.9	$0.05	$2.3	0.02	$5.5	0.04	$—	—
Catastrophe losses, net of reinsurance	(b	)	$—	$—	$(22.2)	$(0.19)	$—	—	$—	—	$—	—
Client related settlements	(c	)	$4.6	$0.04	$—	$—	$—	—	$—	—	$—	—
Assurant Health:
Legal related settlements	(c	)	$—	$—	$2.5	$0.02	$—	—	$—	—	$—	—
Assurant Employee Benefits:
Change in administration of state specific contract provisions	(b	)	$—	$—	$(2.1)	$(0.02)	$—	—	$—	—	$—	—
Assurant Corporate and Other:
Expenses related to SEC investigation	(c	)	$(1.6)	$(0.01)	$(4.3)	$(0.04)	$(3.2)	(0.03)	$—	—	$—	—
Change in certain tax liabilities/receivables	(d	)	$—	$—	$(6.4)	$(0.05)	$(0.6)	(0.01)	$2.9	0.02	$(5.8)	(0.05)

Statement of Operations line impact:

(a)	Fees and other income
(b)	Policyholder benefits
(c)	Selling, underwriting, general and administrative expenses
(d)	Income taxes